Shareholders' equity	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Shareholders' equity
19.	Shareholders’ equity
As of December 31, 2023 and 2022, the total number of ordinary shares of Immatics N.V. outstanding is 84,657,789 and 76,670,699 with a par value of €0.01, respectively.
The Group issued in 2023, 5.5 million shares under the ATM agreement with Leerink Partners LLC and collected a gross amount of €58.8 million less transaction costs of €1.8 million, resulting in an increase in share capital of €55 thousand and share premium of €57.0 million.
On July 19, 2023, the Group completed a private placement transaction of 2.4 million shares with a subscription price of $14.46 per ordinary share with BMS. The Group received gross proceeds of €31.5 million less transaction costs of €0.3 million, resulting in an increase in share capital of €24 thousand and share premium of €31.2 million.
The Group issued in 2022, 2.8 million shares under the ATM agreement with SVB Securities LLC and collected a gross amount of €20.8 million less transaction costs of €0.6 million, resulting in an increase in share capital of €28 thousand and share premium of €20.2 million.

On October 12, 2022, the Group closed a registered direct offering of 10,905,000 ordinary shares with a public offering price of $10.09 per ordinary share and received a gross amount of €113.4 million less transaction costs of €7.3 million, resulting in an increase in share capital of €109 thousand and share premium of €106.1 million. In addition, the Group issued shares from exercises of stock options by employees.
Additionally, the number of ordinary shares increased in 2023, due to exercised share options from the Group’s equity incentive plan.
Other reserves are related to accumulated foreign currency translation amounts associated with the Group’s U.S. operations.